Investments - Changes in Non-Marketable Investments Not Accounted for Under the Equity Method (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Equity Securities Without Readily Determinable Fair Value [Roll Forward]
Balance at beginning of year	$ 3,945	$ 4,142
Cash investments in equity securities, net	52	81
Shares received in exchange for services	1,475	0
Foreign currency translation adjustments	(143)	(278)
Balance at end of year	$ 5,329	$ 3,945